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                                                                [COMERICA LOGO]
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Comerica Bank

                                                                  EXHIBIT 10(bb)

August 15, 1996


Michael J. Meier, VP-Finance, CFO
Defiance, Inc.
1111 Chester Ave., Suite 750
Cleveland, OH 44114-3516

Dear Mr. Meier:

I am pleased to inform you that pursuant to Sections 10.2 and 10.7 of the Second Amended & Restated Loan Agreement by and between Defiance, Inc. (hereinafter called the "Company") and Comerica Bank (hereinafter called the "Bank"), the Bank hereby consents to the sale of the Vaungarde, Inc. subsidiary of the Company to Quoin, Inc., and the investment in Quoin, Inc. in the form of subordinated debt in the amount of $950,000. This consent is granted based upon the selling terms as outlined in the July 26, 1996, "Summary of Purchase Agreement for Vaungarde Sale to Quoin, Inc." sheet attached.

Mike, if you have any questions please do not hesitate to give me a call.

Sincerely,

/s/ Timothy C. Griffin

Timothy C. Griffin
Vice President
Comerica Bank